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                                                                 EXHIBIT 10.1

                        FIRST AMENDMENT TO LEASE


          This First Amendment to Lease (this "Amendment") is made as of March 31, 1998, by and between Sam Avila and Margaret J. Avila, as Trustees Under Declaration of Trust dated August 16, 1989; Margaret J. Avila and Valarie Bassetti (also known as Valerie Bassetti), as Successor Co-Trustees of the Testamentary Trust of Joseph Laberere, Deceased; and Sam Avila (also known as Samuel R. Avila, Jr.) and Margaret J. Avila, husband and wife, (hereinafter, all of the above-referenced persons and entities are collectively called "Lessor"); and Scheid Vineyards California Inc. (formerly Scheid Vineyards and Management Co.), a California corporation (hereinafter called "Lessee").

          WHEREAS, Lessor and Lessee have entered into that certain Lease made as of January 1, 1997 (the "Lease") with respect to certain real property described in the Lease as the "Property".

          WHEREAS, although the Lease refers to up to one thousand one hundred (1,100) acres which Lessee has the option to lease, four hundred forty-four and seven/tenths (444.7) acres in the area described on EXHIBIT A attached hereto (the "Excluded Property") are not part of the Property and, instead, are the subject of a Lease dated January 1, 1997, entered into by and between Lessor, as lessor, and Canandaigua West, Inc. and Canandaigua Wine Company, Inc. (collectively, "Canandaigua"), as lessee.

          WHEREAS, Lessor and Lessee desire to amend the Lease to exclude the Excluded Property from the "Property" and from the takedown calculations described in Paragraph 1 of the Lease.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

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          1.   The Property shall not include the "Excluded Property".  The amendment effected by this paragraph shall be effective as of January 1, 1997.

          2. For the purpose of making the calculations described in clauses (b)(ii)A and (b)(ii)B of the first sentence of the first grammatical paragraph of Paragraph 1 of the Lease and for any other purpose for which it is necessary to calculate the amount of acreage leased in the Initial Takedown, the amount of acreage leased in the Initial Takedown shall be conclusively deemed to be 644.7 acres (the 200 acres leased by Lessee in 1997 plus the 444.7 acres leased by Lessor to Canandaigua).

          3. Lessor acknowledges that: (a) the letter dated March 31, 1997, from Heidi M. Scheid of Lessee to both of Lessor's Representatives satisfies the Initial Takedown requirements of Paragraph 1 of the Lease and (b) the maximum acreage which Lessee may lease in 1998, 1999 and 2000 has not been reduced or diminished as a result of the Initial Takedown (except by reason of the exclusion of the Excluded Property). Lessor further acknowledges that: (a) the letter dated March 11, 1998 from Heidi Scheid of Lessee to both of Lessor's Representatives satisfies the requirements of Paragraph 1 of the Lease and (b) the maximum acreage which Lessee may lease in 1999 and in 2000 has not been reduced or diminished as a result of the 1998 subsequent takedown.

          4. The parties hereto agree to execute and have acknowledged a Memorandum of Lease Amendment for purposes of recording in Monterey County, California, which Memorandum shall be in the form prepared by Lessee.

          5. All terms which are capitalized herein but not defined herein shall have the meanings assigned to them in the Lease.

          6. Except as specifically modified herein, the Lease shall remain in full force and effect without modification.

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          7.   This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written above.

LESSOR:                            LESSEE:

/s/ Sam Avila
--------------------------------    SCHEID VINEYARDS CALIFORNIA
SAM AVILA, individually and         INC. (formerly Scheid
as Trustee Under Declaration        Vineyards and Management Co.),
of Trust dated August 16, 1989      a California corporation

/s/ Margaret J. Avila
--------------------------------    By    /s/ Heidi M. Scheid
MARGARET J. AVILA, individually     Name  Heidi M. Scheid
and as Trustee Under Declaration    Its   CFO/Vice President
of Trust dated August 16, 1989            Finance

/s/ Margaret J. Avila
--------------------------------
MARGARET J. AVILA, as Successor
Co-Trustee of the Testamentary
Trust of Joseph Laberere,
Deceased

/s/ Valerie Bassetti
--------------------------------
VALARIE BASSETTI (also known
as Valerie Bassetti), as
Successor Co-Trustee of the
Testamentary Trust of Joseph
Laberere, Deceased


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